                                  VANCE SANDERS
                                  EXCHANGE FUND

                              PERFORMANCE RESULTS+
-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                       (STANDARDIZED SEC PERFORMANCE DATA
                     FOR THE PERIODS ENDED OCTOBER 31, 1996)
-------------------------------------------------------------------------------

                                                                       ADJUSTED
                                                        TOTAL            TOTAL
                                                        RETURN          RETURN*
-------------------------------------------------------------------------------
One year                                                23.9%           23.9%
-------------------------------------------------------------------------------
Five years                                              14.6%           14.6%
-------------------------------------------------------------------------------
Ten years                                               14.5%           14.5%
-------------------------------------------------------------------------------
Life of Fund (6/5/67)                                   13.8%           13.9%
-------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
                                  LIFE OF FUND
                              (6/1/76 TO 10/31/96)
-------------------------------------------------------------------------------
Vance Sanders Exchange Fund                                          1,312.8%
-------------------------------------------------------------------------------
Dow Jones Industrial Average                                         1,381.5%
-------------------------------------------------------------------------------
Standard & Poor's 500                                                1,478.1%
-------------------------------------------------------------------------------

+ Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average and the Standard & Poor's 500 are unmanaged lists of common stocks.

This report must be preceded or accompanied by a prospectus which contains more complete information on the Fund including its distribution plan, sales charges and expenses. Please read the prospectus carefully before investing.

* These total return figures have been adjusted to reflect the Fund's election to retain its long-term capital gain during the period and to pay the federal tax thereon on behalf of shareholders. SEC standardized total return figures treat such payments as an expense of the Fund while the adjusted figures treat such payments as a distribution to shareholders (who receive a tax credit in the amount of the allocable share of the taxes paid by the Fund).

                                     [logo]

                                   EATON VANCE
                              The Boston Tradition
                              Funds offered through

                         Eaton Vance Distributors, Inc.
                 24 Federal Street, Boston, Massachusetts 02110
                                                                           12/96

                                  VANCE SANDERS
                                  EXCHANGE FUND

                                 An Eaton Vance
                                  Exchange Fund

                                  Annual Report
                                October 31, 1996

                                [graphic omitted]

------------------------------------------------------------------------------
                                 TO SHAREHOLDERS

DURING THE FISCAL PERIOD FROM AUGUST 31, 1996, TO OCTOBER 31, 1996, VANCE SANDERS EXCHANGE FUND HAD A TOTAL RETURN OF 8.7%. This return resulted from an increase in net asset value to $408.59 per share from $376.86 per share and the reinvestment of $0.95 in dividend income. By comparison, the S&P 500 Index, an unmanaged index of large capitalization stocks traded in the U.S., had a total return of 8.6% during the same period.* The Fund seeks to achieve its investment objective by investing in the Tax-Managed Portfolio (the "Portfolio"), a separate open-end management investment company with substantially the same investment objectives and policies as the Fund.

-------------------------------------------------------------------------------
VANCE SANDERS EXCHANGE FUND HAD A TOTAL RETURN OF 8.7% FOR THE FISCAL PERIOD FROM AUGUST 31, 1996, TO OCTOBER 31, 1996.

THE U.S. ECONOMY IN 1996 HAS REMAINED STRONG, BUT SHOWS NO SIGN YET OF OVERHEATING. After slowing somewhat at the end of 1995, the U.S. economy has shown solid growth in 1996. Gross domestic product -- the official indicator of economic growth calculated by the U.S. Department of Commerce -- grew by 2.0% in the first quarter of 1996, shot up to 4.7% in the second quarter, and is expected to exceed 3.0% for the year as a whole. Inflation, meanwhile, remains subdued. The "core rate" of inflation, as measured by the Consumer Price Index
(CPI) excluding food and energy prices, declined 0.3% in October, and the overall inflation rate as measured by the CPI is expected to remain at 3.0% for 1996, where it has been for over four years.

AFTER CORRECTING IN JULY, THE STOCK MARKET'S RECOVERY HAS BEEN LED BY THE TYPE OF BLUE CHIP GROWTH STOCKS IN WHICH THIS PORTFOLIO INVESTS. The stock market's correction brought the Dow Jones Industrial Average down 11%, and the smaller capitalization Nasdaq Index down almost 20%. Beginning in August, the market has recovered to attain new highs. The total return of the Dow Jones Industrial Average between August 1, 1996 and October 31, 1996 was almost 10%. This recovery among the larger, well-known stocks, indicates that as the market continues into record territory, investors are seeking higher quality, less speculative investments.

*It is not possible to invest directly in this index.

-----------------------------------------------------------------------------
"THROUGHOUT ITS 20-YEAR HISTORY, VANCE SANDERS EXCHANGE FUND HAS BEEN MANAGED FOR THE LONG TERM AND WITH CONSIDERATION TO SHAREHOLDER TAXES AND AFTER-TAX RETURNS."

[Photo of Landon T. Clay]

MANAGEMENT HAS TAKEN ADVANTAGE OF SHORT-TERM PRICE DECLINES TO ADD HOLDINGS IN SOLID COMPANIES WITH LONG-TERM GROWTH PROSPECTS. Duracell and Boeing are good examples of well-positioned companies whose stock prices had declined on short-term disappointments. In the case of Duracell, the company is being acquired by Gillette in a stock transaction, giving shareholders the benefit of a significant increase in value with no tax consequence. The Portfolio's management continues to seek out such opportunities to build positions in high-quality growth companies. We believe that in the long run, a company's stock price should appreciate along with its earnings progress.

THROUGHOUT ITS 20-YEAR HISTORY, VANCE SANDERS EXCHANGE FUND HAS BEEN MANAGED FOR THE LONG-TERM AND WITH CONSIDERATION TO SHAREHOLDER TAXES AND AFTER-TAX RETURNS. This begins with investing in high-quality growth stocks and staying with them for a sustained period of years.

------------------------------------------------------------------------------
A FUND THAT INVESTS SECURITIES IN THE PORTFOLIO HAS THE RIGHT TO RECEIVE THOSE SECURITIES TO MEET ITS REDEMPTIONS.

IT IS IMPORTANT TO NOTE THAT A FUND THAT INVESTS SECURITIES IN THE PORTFOLIO HAS THE RIGHT TO RECEIVE THOSE SECURITIES TO MEET ITS REDEMPTIONS, IF THOSE SECURITIES ARE AT THAT TIME HELD IN THE PORTFOLIO. Moreover, those securities will not be distributed to any other redeeming fund until they have been held in the Portfolio for at least five years. This policy reduces flexibility in selecting particular securities used to meet in-kind redemptions, but the Trustees of the Portfolio believe that this potential disadvantage is outweighed by the potential advantages derived from attracting contributions of securities to the Portfolio that would not be made in the absence of this policy.

                                   Sincerely,

                               /s/ Landon T. Clay

                                 LANDON T. CLAY
                                    President
                                November 26, 1996

-------------------------------------------------------------------------------
    Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks including possible loss of principal invested.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                               October 31, 1996
------------------------------------------------------------------------------
ASSETS:
  Investment in Tax-Managed Growth Portfolio (Portfolio), at
     value (Note 1A) (Identified cost, $40,916,240)             $270,797,474
LIABILITIES:
  Payable for Fund shares redeemed                  $  228,659
  Payable to affiliate --
    Trustees' fees (Note 4)                              1,237
  Accrued expenses and other liabilities                 7,956
                                                    ----------
      Total liabilities                                              237,852
                                                                ------------
NET ASSETS for 662,173 shares of beneficial interest
   outstanding                                                  $270,559,622
                                                                ============
SOURCES OF NET ASSETS:
  Accumulated undistributed net realized gain on
    investment transactions (computed on the basis
    of identified cost), less the excess of cost
    of capital stock redeemed over proceeds from
    sales of Fund shares (including shares issued
    to shareholders electing to receive payment of
    distributions in Fund shares)                               $ 41,023,427
  Accumulated distributions in excess of net
    investment income                                               (345,039)
  Unrealized appreciation of investments (computed
    on the basis of identified cost)                             229,881,234
                                                                ------------
      Total                                                     $270,559,622
                                                                ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($270,559,622 / 662,173 shares of beneficial
  interest outstanding)                                            $408.59
                                                                   =======

                       See notes to financial statements

                                              STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------
                                                                    PERIOD ENDED    PERIOD ENDED      YEAR ENDED
                                                                     OCTOBER 31,      AUGUST 31,      DECEMBER 31,
                                                                        1996**           1996*            1995
                                                                    ------------      -----------      -----------
INVESTMENT INCOME (NOTE 1B):
  Income --
    Dividend income allocated from  Portfolio
     (net of foreign taxes withheld of $1,089)                      $    545,154      $    --          $    --
    Dividend income (net of foreign taxes withheld of
     $45,349 and $38,802, respectively)                                  --            2,665,765         3,766,073
    Interest income allocated from Portfolio                              52,558           --               --
    Interest income                                                      --              232,510           228,361
    Expenses allocated from Portfolio                                   (278,270)          --               --
                                                                    ------------      -----------      -----------
        Total investment income                                     $    319,442      $ 2,898,275      $ 3,994,434
                                                                    ------------      -----------      -----------
  Expenses --
    Investment adviser fee (Note 4)                                 $    --           $   997,647      $ 1,266,428
    Compensation of Trustees not members of the Administrator's
      or Investment Adviser's organization (Note 4)                        2,758            8,839            8,538
      Custodian fees                                                       2,332           85,632          111,037
      Printing and postage                                                15,241           32,720           31,062
      Legal and accounting services                                        9,737           33,511           33,601
      Transfer and dividend disbursing agent fees                          2,500           10,000           10,179
    Miscellaneous                                                        --                14,059           25,396
                                                                    ------------      -----------      -----------
        Total expenses                                              $     32,568      $ 1,182,408      $ 1,486,241
                                                                    ------------      -----------      -----------
          Net investment income                                     $    286,874      $ 1,715,867      $ 2,508,193
                                                                    ------------      -----------      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from Portfolio, computed on the basis of
    identified cost                                                 $    666,373      $    --          $    --
  Net realized gain on investments, computed on the basis of
    identified cost                                                      --             7,213,979        9,325,132
                                                                    ------------      -----------      -----------
          Net realized gain ($(344,315), $1,165,951
            and ($188,025) net gain (loss), respectively,
            as computed for federal income tax purposes)            $    666,373      $ 7,213,979      $ 9,325,132
  Increase in unrealized appreciation                                 20,785,561       12,790,346       51,653,643
                                                                    ------------      -----------      -----------
          Net realized and unrealized gain                          $ 21,451,934      $20,004,325      $60,978,775
                                                                    ------------      -----------      -----------
            Net increase in net assets from operations              $ 21,738,808      $21,720,192      $63,486,968
                                                                    ============      ===========      ===========

 * For the eight-month period ended August 31, 1996 (Note 5).
** For the two-month period ended October 31, 1996 (Note 5).

                       See notes to financial statements

                                               STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                                          PERIOD ENDED        PERIOD ENDED                    DECEMBER 31,
                                                           OCTOBER 31,          AUGUST 31,        ---------------------------------
                                                             1996**               1996*               1995                1994
                                                       -----------------      -------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations --
  Net investment income                                  $    286,874         $  1,715,867         $  2,508,193        $  2,384,023
  Net realized gain                                           666,373            7,213,979            9,325,132          8,358,479
  Increase (decrease) in unrealized appreciation           20,785,561           12,790,346           51,653,643          (2,991,174)
                                                         ------------         ------------         ------------        ------------

     Net increase in net assets from operations          $ 21,738,808         $ 21,720,192         $ 63,486,968        $  7,751,328
                                                         ------------         ------------         ------------        ------------
Distributions to shareholders --
    From net investment income                           $   (286,874)        $ (1,825,608)        $ (2,400,734)       $ (2,256,662)
    In excess of net investment income                       (345,039)             --                   --                  --
                                                         ------------         ------------         ------------        ------------
        Total distributions to shareholders              $   (631,913)        $ (1,825,608)        $ (2,400,734)       $ (2,256,662)
                                                         ------------         ------------         ------------        ------------
Net decrease from fund share transactions                $ (1,365,293)        $ (6,108,867)        $ (9,472,006)       $ (8,614,936)
                                                         ------------         ------------         ------------        ------------
        Net increase (decrease) in net assets            $ 19,741,602         $ 13,785,717         $ 51,614,228        $ (3,120,270)
NET ASSETS:
  At beginning of period                                  250,818,020          237,032,303          185,418,075         188,538,345
                                                         ------------         ------------         ------------        ------------
  At end of period (including accumulated
    undistributed (distributions in excess of) net
    investment income of $(345,039), $2,893,962,
    $3,003,703 and $2,896,244, respectively)             $270,559,622         $250,818,020         $237,032,303        $185,418,075
                                                         ============         ============         ============        ============

 * For the eight-month period ended August 31, 1996 (Note 5).
** For the two-month period ended October 31, 1996 (Note 5).

                       See notes to financial statements

                                                     FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
                                   PERIOD ENDED PERIOD ENDED                              DECEMBER 31,
                                   OCTOBER 31,    AUGUST 31,  -----------------------------------------------------------------
                                      1996**         1996*        1995         1994           1993         1992           1991
                                  ------------  ------------  ------------  ------------  ------------  ------------  ---------
NET ASSET VALUE,
   beginning of period            $ 376.860     $ 347.570     $ 259.490     $ 251.710     $ 246.130     $ 241.030     $ 181.960
                                  ---------     ---------     ---------     ---------     ---------     ---------     ---------

INCOME FROM OPERATIONS:
  Net investment income           $   0.451     $   2.644     $   3.800     $   3.406     $   3.141     $   3.198     $   3.743
  Net realized and
    unrealized gain             ,    32.229        29.346        87.730         7.424         5.599         5.012        58.777
                                  ---------     ---------     ---------     ---------     ---------     ---------     ---------
      Total income from
          operations              $  32.680     $  31.990     $  91.530     $  10.830     $   8.740     $   8.210     $  62.520
                                  ---------     ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
  From net investment income      $  (0.431)    $  (2.700)    $  (3.450)    $  (3.050)    $  (3.000)    $  (3.050)    $  (3.450)
  In excess of net investment
    income                           (0.519)          --            --            --            --            --            --
  From net realized gain                --            --            --            --         (0.160)       (0.060)          --
                                  ---------     ---------     ---------     ---------     ---------     ---------     ---------
      Total distributions         $  (0.950)    $  (2.700)    $  (3.450)    $  (3.050)    $  (3.160)    $  (3.110)    $  (3.450)
                                  ---------     ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, end of period    $ 408.590     $ 376.860     $ 347.570     $ 259.490     $ 251.710     $ 246.130     $ 241.030
                                  =========     =========     =========     =========     =========     =========     =========
TOTAL RETURN(1)                       8.68%         9.22%        35.50%         4.39%         3.63%         3.50%        34.76%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period
    (000's omitted)               $ 270,560     $ 250,818     $ 237,032     $ 185,418     $ 188,538     $ 195,679     $ 201,607
  Ratio of expenses to
    average net assets(4)             0.70%+        0.71%+        0.70%         0.71%         0.71%         0.71%         0.71%
  Ratio of net investment
    income to average net assets      0.65%+        1.03%+        1.19%         1.31%         1.22%         1.31%         1.70%
PORTFOLIO TURNOVER(2)                   --             3%            0%            3%            3%            5%            7%
AVERAGE COMMISSION RATE PAID(3)         --      $  0.0589          --            --            --            --            --

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-
    annualized basis.
(2) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. The average commission rate paid for the period since the Fund transferred substantially all of its investable assets to the
    Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(4) Includes the Fund's share of the Portfolio's allocated expenses for the period the Fund was investing in the
    Portfolio.
  * For the eight-month period ended August 31, 1996 (Note 5).
 ** For the two-month period ended October 31, 1996 (Note 5).
  + Annualized.

                      See notes to financial statements

------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
The Vance Sanders Exchange Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in interests in the Tax-Managed Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the Portfolio (28.9% at October 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION -- Valuation of the securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, dividend income was recorded on the ex-dividend date.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders each year all of its net investment income and net realized short-term capital gain. Accordingly, no provision for federal income or excise tax is necessary. The Fund generally designates as undistributed any taxable net realized long-term gain (but reserves the right to distribute such gain in any year) and pays the federal tax thereon on behalf of shareholders. Provision for such tax is recorded on the Fund's records on the last business day of the Fund's fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date. Prior to September 1, 1996, the Fund was a Partnership and therefore no provision for federal or state taxes was necessary as each partner was responsible for the payment of taxes on their share of taxable income.

D. OTHER -- Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

F. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT), serves as custodian of the Fund. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses in the Statements of Operations.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST AND PARTNERSHIP INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Prior to September 1, 1996, when the Fund was reorganized as a Massachusetts business trust, the Fund was organized as a partnership. Transactions in fund shares and shares of partnership interest were as follows:

                                                                PERIOD ENDED AUGUST 31, 1996
                                                              --------------------------------
                                         PERIOD ENDED               SHARES
                                       OCTOBER 31, 1996       ------------------
                                   -------------------------  GENERAL   LIMITED
                                     SHARES       AMOUNT      PARTNERS  PARTNERS     AMOUNT
                                   ----------  -------------  --------  --------  ------------
Redemptions                           (3,545)   $(1,433,770)     --     (16,961)  $(6,309,352)
                                      ------    -----------   -------   -------   -----------
Issued to shareholders/partners
  electing to receive payment of
  distributions in shares                172         68,477        67       478       200,485
                                      ------    -----------             -------   -----------
      Net increase (decrease)         (3,373)   $(1,365,293)       67   (16,483)  $(6,108,867)
                                      ======    ===========   =======   =======   ===========
                                          YEAR ENDED DECEMBER 31, 1995       YEAR ENDED DECEMBER 31, 1994
                                       ----------------------------------  --------------------------------
                                              SHARES                             SHARES
                                       --------------------                ------------------
                                        GENERAL    LIMITED                  GENERAL   LIMITED
                                       PARTNERS   PARTNERS      AMOUNT     PARTNERS  PARTNERS     AMOUNT
                                       ---------  ---------  ------------  --------  --------  ------------
Redemptions                                 --    (33,511)  $(9,741,812)      --    (35,476)  $(8,859,649)
Issued to shareholders/partners
  electing to receive payment of
  distributions in shares                  109        815       269,806       114       894       244,713
                                           ---    -------   -----------       ---   -------   -----------
      Net increase (decrease)              109    (32,696)  $(9,472,006)      114   (34,582)  $(8,614,936)
                                           ===    =======   ===========       ===   =======   ===========

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
On September 1, 1996, the Fund transferred net assets with a value of $250,866,299 (substantially all its investable assets), including unrealized appreciation of $209,095,673, to the Portfolio in exchange for an interest in the Portfolio. Decreases in the Fund's investment in the Portfolio aggregated $1,840,201 for the two month period ended October 31, 1996. In addition, during the period, investments were distributed in payment for fund shares resulting in realized capital gains of $1,030,651 for book purposes.

------------------------------------------------------------------------------
(4) TRANSACTIONS WITH AFFILIATES
Prior to September 1, 1996 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance Management (EVM) as its investment adviser. The investment adviser fee was earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee was computed at the monthly rate of .05 of 1% (1/12 of an annual rate of 0.6 of 1%) of the Fund's average monthly net assets. Since September 1, 1996, EVM has served only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund are officers and directors/trustees of the above organizations.

------------------------------------------------------------------------------
(5) CHANGE IN FISCAL YEAR END AND REORGANIZATION
Effective September 1, 1996 the Fund changed its fiscal year end from August 31 to October 31 and was reorganized as a Massachusetts Business Trust. The eight-month period ended August 31, 1996 reflects the Fund's operations as a Partnership, prior to its reorganization. At October 31, 1996, $2,893,962 was reclassified from undistributed net investment income to paid-in capital due to permanent differences resulting from reorganization. Net investment income, net realized gains and net assets were not affected by these reclassifications.

                         INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF
VANCE SANDERS EXCHANGE FUND:

We have audited the accompanying statement of assets and liabilities, of Vance Sanders Exchange Fund as of October 31, 1996, and the related statements of operations for the two months then ended, the eight months ended August 31, 1996 and the year ended December 31, 1995, the statements of changes in net assets for the two months ended October 31, 1996, the eight months ended August 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for the two months ended October 31, 1996, the eight months ended August 31, 1996 and for each of the years in the five-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Vance Sanders Exchange Fund as of October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
NOVEMBER 29, 1996

                        --------------------------------
                          TAX-MANAGED GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1996

--------------------------------------------------------------------------
                            COMMON STOCKS - 97.9%
--------------------------------------------------------------------------
NAME OF COMPANY                                SHARES            VALUE
--------------------------------------------------------------------------
ADVERTISING - 0.5%
Interpublic Group of Cos., Inc.                 106,000       $  5,141,000
                                                              ------------
AEROSPACE & DEFENSE - 2.1%
Boeing Co.                                       90,370       $  8,619,039
Raytheon Co.                                    226,544         11,157,292
                                                              ------------
                                                              $ 19,776,331
                                                              ------------
BANKS - 1.0%
BankAmerica Corp.                                20,812       $  1,904,298
Citicorp                                         40,000          3,960,000
First Chicago NBD Corp.                          43,007          2,193,353
Wells Fargo & Co.                                 4,265          1,139,288
                                                              ------------
                                                              $  9,196,939
                                                              ------------
BEVERAGES - 6.4%
Anheuser-Busch Cos., Inc.                       210,260       $  8,095,010
Coca-Cola Co.                                   478,208         24,149,504
PepsiCo, Inc.                                   900,682         26,682,704
                                                              ------------
                                                              $ 58,927,218
                                                              ------------
BROADCAST & CABLE - 0.1%
Cox Communications Inc., Class A*                93,319       $  1,726,402
                                                              ------------

BUILDING MATERIALS - 0.3%
Masco Corp.                                      55,540       $  1,742,567
Stanley Works                                    40,490          1,143,843
                                                              ------------
                                                              $  2,886,410
                                                              ------------
BUSINESS SERVICES - 2.3%
Automatic Data Processing Inc.                  211,040       $  8,784,540
Ecolab Inc.                                     132,620          4,840,630
Electronic Data Systems Corp.                   110,000          4,950,000
Manpower Inc.                                   110,000          3,121,250
                                                              ------------
                                                              $ 21,696,420
                                                              ------------
CHEMICALS - 2.5%
Bayer AG Sponsored ADR                           40,000       $  1,512,548
Dow Chemical Co.                                 25,248          1,963,032
DuPont (E.I.) de Nemours & Co., Inc.             44,800          4,155,200
Monsanto Co.                                    396,680         15,718,445
                                                              ------------
                                                              $ 23,349,225
                                                              ------------
COMMUNICATIONS EQUIPMENT - 2.0%
Ericsson (L.M.) Telephone Co.                    66,000       $  1,823,250
Nokia Corp.                                     280,000         12,985,000
Northern Telecom Ltd.                            55,870          3,638,534
                                                              ------------
                                                              $ 18,446,784
                                                              ------------
COMPUTER SOFTWARE - 1.1%
Microsoft Corp.*                                 20,000       $  2,745,000
Oracle Systems Corp.*                           180,000          7,616,250
                                                              ------------
                                                              $ 10,361,250
                                                              ------------
COMPUTER & BUSINESS EQUIPMENT - 5.1%
Bay Networks, Inc.*                             200,000       $  4,050,000
Cisco Systems, Inc.*                             75,000          4,640,624
Digital Equipment Corp.*                         41,620          1,227,790
Hewlett-Packard Co.                             481,928         21,265,073
Imation Corp.*                                    2,628             71,942
International Business Machines Corp.            67,921          8,761,809
Xerox Corp.                                     160,000          7,420,000
                                                              ------------
                                                              $ 47,437,238
                                                              ------------
CONTAINERS & PACKAGING - 0.5%
Crown Cork & Seal Co., Inc.                     100,000       $  4,800,000
                                                              ------------

DISTRIBUTION - 0.5%
Super Valu Stores Inc.                           51,506       $  1,532,304
Sysco Corp.                                     107,760          3,663,840
                                                              ------------
                                                              $  5,196,144
                                                              ------------
DRUGS - 10.0%
Astra AB-Series A                               420,000       $ 19,321,973
Astra AB-ADR Series B                            60,000          2,741,994
Bristol-Myers Squibb Co.                         56,860          6,012,945
Elan Corp., PLC (ADRs)*                         300,000          8,325,000
Genentech, Inc.*                                 34,000          1,831,750
Merck & Co., Inc.                               239,075         17,721,434
Pfizer Inc.                                     290,752         24,059,728
Schering-Plough Corp.                           128,120          8,199,680
Smithkline Beecham PLC                           37,520          2,349,690
Warner-Lambert Co.                               51,644          3,285,850
                                                              ------------
                                                              $ 93,850,044
                                                              ------------
ELECTRIC UTILITIES - 0.1%
Citizen's Utilities Co., Class A*                55,411       $    602,595
                                                              ------------

ELECTRICAL EQUIPMENT - 2.0%
AMP Inc.                                        112,460       $  3,809,582
Emerson Electric Co.                             75,474          6,717,186
General Electric Co.                             74,114          7,170,530
Lincoln Electric Co.                             19,700            546,675
Lincoln Electric Co. Class A                     19,700            541,750
                                                              ------------
                                                              $ 18,785,723
                                                              ------------
ELECTRICAL - SEMICONDUCTORS - 6.5%
Intel Corp.                                     505,796       $ 55,574,335
Texas Instruments Inc.                           84,390          4,061,269
                                                              ------------
                                                              $ 59,635,604
                                                              ------------
ENGINEERING & CONSTRUCTION - 0.1%
Gilbert Associates Inc. Class A                  78,125       $  1,015,625
                                                              ------------

ENTERTAINMENT - 0.2%
Disney (Walt) Co.                                29,000       $  1,910,375
                                                              ------------

ENVIRONMENTAL SERVICES - 0.3%
WMX Technologies, Inc.                           77,930       $  2,678,844
                                                              ------------

FINANCIAL - MISCELLANEOUS - 2.1%
American Express Co.                             56,798       $  2,669,506
Federal National Mortgage Association           303,820         11,886,958
MGIC Investment Corp.                            75,000          5,146,875
                                                              ------------
                                                              $ 19,703,339
                                                              ------------
FOOD - 1.6%
Pioneer Hi-Bred International, Inc.              87,000       $  5,839,875
Earthgrains Co.                                   4,204            222,812
McCormick & Co., Inc., Non-voting               375,208          9,051,893
                                                              ------------
                                                              $ 15,114,580
                                                              ------------
HEALTH SERVICES - 0.7%
Columbia/HCA Healthcare Corp.                   180,000       $  6,435,000
Medpartners, Inc.*                               17,696            373,828
                                                              ------------
                                                              $  6,808,828
                                                              ------------
HOUSEHOLD PRODUCTS - 3.5%
Colgate-Palmolive Co.                            21,826       $  2,007,991
Duracell International Inc.                     100,000          6,675,000
Kimberly-Clark Corp.                             57,310          5,344,158
Procter & Gamble Co.                            170,800         16,909,200
Rubbermaid Inc.                                  78,920          1,834,890
                                                              ------------
                                                              $ 32,771,239
                                                              ------------
INDUSTRIAL EQUIPMENT - 3.0%
Dover Corp.                                     164,580       $  8,455,297
General Signal Corp.                             68,600          2,795,450
Goulds Pumps, Inc.                              110,539          2,556,214
Illinois Tool Works Inc.                         10,000            702,500
Parker-Hannifin Corp.                            76,099          2,882,250
Tecumseh Products Co. Class A                   167,090          9,398,813
Tecumseh Products Co. Class B                    18,320            980,120
                                                              ------------
                                                              $ 27,770,644
                                                              ------------
INFORMATION SERVICES - 3.3%
Dun & Bradstreet Corp.                          137,006       $  7,929,222
Reuters Holdings PLC, ADR                       310,090         23,062,944
                                                              ------------
                                                              $ 30,992,166
                                                              ------------
INSURANCE - 7.4%
American International Group, Inc.              206,633       $ 22,445,510
Chubb Corp.                                     101,050          5,052,500
General Re Corp.                                112,446         16,557,671
Highlands Insurance Group*                        5,070            100,133
Kansas City Life Insurance Co.                   35,400          1,982,400
Marsh & McLennan Cos., Inc.                      62,172          6,473,660
Progressive Corp. (The)                          50,000          3,437,500
Providian Corp.                                  46,794          2,199,318
Provident Companies Inc.                         18,789            697,542
Seafield Capital Corp.                           35,960          1,269,838
St. Paul Cos., Inc.                             130,280          7,083,975
Torchmark Corp.                                  31,425          1,520,184
                                                              ------------
                                                              $ 68,820,231
                                                              ------------
MEDICAL PRODUCTS - 6.6%
Abbott Laboratories                              80,000       $  4,050,000
Bausch & Lomb Inc.                              145,574          4,913,121
Baxter International, Inc.                      170,828          7,110,716
Boston Scientific Corp.*                        255,000         13,865,625
Johnson & Johnson                               449,040         22,115,220
Medtronic, Inc.                                  72,000          4,635,000
Sofamor Danek Group, Inc.*                      173,000          4,757,500
                                                              ------------
                                                              $ 61,447,182
                                                              ------------
METALS - 0.6%
Inco Ltd.                                       124,000       $  3,937,000
Nucor Corp.                                      40,000          1,895,000
                                                              ------------
                                                              $  5,832,000
                                                              ------------
NATURAL GAS UTILITIES - 0.4%
Enron Oil & Gas Co.                             100,000       $  2,575,000
Sonat, Inc.                                      27,200          1,339,600
                                                              ------------
                                                              $  3,914,600
                                                              ------------
OIL & GAS - EXPLORATION & PRODUCTION - 2.2%
Anadarko Petroleum Corp.                        161,000       $ 10,243,625
Apache Corp.                                     66,440          2,358,626
Louisiana Land & Exploration Corp.               25,000          1,421,875
Triton Energy Ltd.*                             100,000          4,462,500
Union Pacific Resources Group, Inc.              79,796          2,194,386
                                                              ------------
                                                              $ 20,681,012
                                                              ------------
OIL & GAS - EQUIPMENT & SERVICES - 2.5%
Baker Hughes, Inc.                               39,234       $  1,397,711
Dresser Industries, Inc.                         79,800          2,623,425
Halliburton Co.                                  50,700          2,870,888
Schlumberger Ltd.                               168,393         16,691,956
                                                              ------------
                                                              $ 23,583,980
                                                              ------------
OIL & GAS - INTEGRATED - 3.1%
Amoco Corp.                                      47,928       $  3,630,546
Atlantic Richfield Co.                           20,883          2,766,998
Chevron Corp.                                    55,600          3,655,700
Exxon Corp.                                     100,704          8,924,892
Mobil Corp.                                      74,333          8,678,378
Murphy Oil Corp.                                 29,700          1,466,437
                                                              ------------
                                                              $ 29,122,951
                                                              ------------
PAPER & FOREST PRODUCTS - 1.0%
Allegiance Corp.*                                22,661       $    424,894
Champion International Corp.                     41,484          1,804,554
Union Camp Corp.                                 80,309          3,915,064
Weyerhaeuser Co.                                 61,630          2,827,276
                                                              ------------
                                                              $  8,971,788
                                                              ------------
PHOTOGRAPHY - 1.0%
Eastman Kodak Co.                               122,181       $  9,743,935
                                                              ------------

PRINTING & BUSINESS FORMS - 1.1%
American Business Products Inc. GA              146,497       $  3,259,558
Bowne & Co. Inc.                                 91,770          2,145,124
Deluxe Corp.                                     57,150          1,864,519
Donnelley, (R.R.) & Sons Co.                     47,896          1,454,841
Harland, (John H.) Co.                           51,540          1,604,183
Moore Corp., Ltd.                                19,075            386,268
                                                              ------------
                                                              $ 10,714,493
                                                              ------------
PUBLISHING - 2.7%
Gannett Co., Inc.                               130,450       $  9,897,894
Harcourt General, Inc.                           90,000          4,477,500
Houghton Mifflin Co.                             63,700          3,161,113
McGraw-Hill Inc.                                 25,608          1,200,375
Times Mirror Co. Class A                        151,670          7,014,737
                                                              ------------
                                                              $ 25,751,619
                                                              ------------
RESTAURANTS - 0.7%
McDonald's Corp.                                143,100       $  6,350,063
                                                              ------------
RETAIL - GENERAL - 0.8%
Wal-Mart Stores, Inc.                           274,390       $  7,305,634
                                                              ------------
RETAIL - FOOD & DRUG - 0.6%
Albertson's, Inc.                               156,048       $  5,364,150
                                                              ------------

RETAIL - SPECIALTY & APPAREL - 2.5%
Home Depot, Inc. (The)                          255,000       $ 13,961,250
Toys 'R' Us, Inc.*                              287,075          9,724,666
                                                              ------------
                                                              $ 23,685,916
                                                              ------------
SPECIALTY - CHEMICALS & MATERIALS - 6.1%
Corning Inc.                                    100,000       $  3,875,000
Dexter Corp.                                     47,829          1,482,697
Dionex Corp.*                                   181,070          6,925,928
Great Lakes Chemical Corp.                       68,720          3,582,030
International Flavors & Fragrances, Inc.        148,101          6,127,679
International Specialty Products Inc.*           59,000            641,625
Loctite Corp.                                   177,167         10,386,415
Memtec Ltd. Sponsored ADR                        77,500          2,644,688
Millipore Corp.                                 151,440          5,300,400
Minnesota Mining & Manufacturing Co.             26,288          2,014,318
Nalco Chemical Co.                              196,020          7,130,228
Sealed Air Corp.*                               180,000          6,997,500
                                                              ------------
                                                              $ 57,108,508
                                                              ------------
TOBACCO - 0.0%
Schweitzer-Mauduit International Inc.             5,731       $    176,228
                                                              ------------
TRANSPORTATION - 0.8%
CSX Corp.                                        15,270       $    658,519
Flightsafety International, Ltd.                 35,000          1,728,125
Union Pacific Corp.                              94,210          5,287,536
                                                              ------------
                                                              $  7,674,180
                                                              ------------
    TOTAL COMMON STOCKS
      (IDENTIFIED COST, $237,105,867)                         $916,829,437
                                                              ------------
--------------------------------------------------------------------------
                        SHORT-TERM OBLIGATIONS - 2.1%
--------------------------------------------------------------------------
NAME OF COMPANY                            FACE AMOUNT         VALUE
--------------------------------------------------------------------------
Ford Motor Credit Company,
  5.35%, due 11/6/96                         $10,000,000      $  9,992,570
Prudential Funding Corporation,
  5.60%, due 11/1/96                           9,626,000         9,626,000
                                                              ------------
TOTAL SHORT-TERM OBLIGATIONS,
  AT AMORTIZED COST                                           $ 19,618,570
                                                              ------------
TOTAL INVESTMENTS (IDENTIFIED COST,
  $256,724,437) - 100%                                        $936,448,007
OTHER ASSETS, LESS LIABILITIES - 0.0%                              351,563
                                                              ------------
NET ASSETS - 100%                                             $936,799,570
                                                              ============
*Non-income producing security.

                      See notes to financial statements

                        --------------------------------
                              FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------
                               October 31, 1996
----------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $256,724,437)                                               $936,448,007
  Cash                                                                30,274
  Receivable for investments sold                                    504,059
  Dividends receivable                                               572,932
  Deferred organization expenses (Note 1C)                             8,879
  Other assets                                                        64,669
                                                                ------------
      Total assets                                              $937,628,820
LIABILITIES:
  Payable for investments purchased                   $798,425
  Payable to affiliate --
    Trustees' fees (Note 2)                              1,406
  Accrued expenses                                      29,419
                                                      --------
      Total liabilities                                              829,250
                                                                ------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO       $936,799,570
                                                                ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                 $257,075,830
  Unrealized appreciation of investments (computed
    on the basis of identified cost)                             679,723,740
                                                                ------------
      Total                                                     $936,799,570
                                                                ============

                      See notes to financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period from the start of business, December 1, 1995, to October 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Income --
    Dividends (net of foreign withholding taxes of $25,573)         $ 4,931,924
    Interest                                                            442,263
                                                                    -----------
        Total income                                                $ 5,374,187
  Expenses --
    Investment adviser fee (Note 2)                 $ 2,116,576
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 2)          9,500
    Custodian fee                                       125,097
    Legal and accounting services                         1,200
    Amortization of organization expenses (Note 1C)       2,007
    Miscellaneous                                        15,099
                                                    -----------
        Total expenses                                                2,269,479
                                                                    -----------
          Net investment income                                     $ 3,104,708
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments, computed on
    the basis of identified cost                    $ 9,582,500
  Unrealized appreciation of investments             70,637,961
                                                    -----------
        Net realized and unrealized gain on
          investments                                                80,220,461
                                                                    -----------
          Net increase in net assets from operations                $83,325,169
                                                                    ===========

                      See notes to financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period from the start of business, December 1, 1995, to October 31, 1996
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
  From operations --
    Net investment income                                        $  3,104,708
    Net realized gain on investments                                9,582,500
    Unrealized appreciation of investments                         70,637,961
                                                                 ------------
      Net increase in net assets from operations                 $ 83,325,169
                                                                 ------------
  Capital transactions --
    Contributions                                                $871,076,582
    Withdrawals                                                   (17,702,191)
                                                                 ------------
      Increase in net assets from capital transactions           $853,374,391
                                                                 ------------
        Total increase in net assets                             $936,699,560

NET ASSETS:
  At beginning of period                                              100,010
                                                                 ------------
  At end of period                                               $936,799,570
                                                                 ============




--------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
--------------------------------------------------------------------------------
For the period from the start of business, December 1, 1995, to October 31, 1996
--------------------------------------------------------------------------------
RATIOS (AS A PERCENTAGE OF NET ASSETS):
  Expenses                                                               0.66%+
  Net investment income                                                  0.91%+
PORTFOLIO TURNOVER                                                          6%
AVERAGE COMMISSION RATE PAID(1)                                        $0.0585
  + Annualized.
(1) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                      See notes to financial statements

                        --------------------------------
                         NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Tax-Managed Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 1, 1995, seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on December 1, 1995, with the acquisition of investments with a value of $115,586,248, including unrealized appreciation of $96,618,064, in exchange for an interest in the Portfolio by one of the Portfolio's investors. During the period, additional investors contributed securities with a value of $639,241,121, including unrealized appreciation of $512,467,715. The following is a summary of the significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization, are being amortized on the straight-line basis over five years.

D. FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

F. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

-------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period from the start of business, December 1, 1995, to October 31, 1996 the adviser fee was 0.618% of the Portfolio's average net assets (annualized). Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 1996, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

-------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $119,106,410 and $20,535,675, respectively.

-------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENT
The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $256,724,437
                                                                   ============
Gross unrealized appreciation                                      $682,343,179
Gross unrealized depreciation                                         2,619,609
                                                                   ------------
  Net unrealized appreciation                                      $679,723,570
                                                                   ============

-------------------------------------------------------------------------------
(5) FINANCIAL INSTRUMENTS
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  The Portfolio did not have any open obligations under these financial instruments at October 31, 1996.

-------------------------------------------------------------------------------
(6) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or an amount above either the bank's adjusted certificate of deposit rate, a Eurodollar rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the average daily amount of the unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

                         INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
TAX-MANAGED GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Tax-Managed Growth Portfolio as of October 31, 1996, the related statements of operations, changes in net assets, and the supplementary data for the period from the start of business, December 1, 1995, to October 31, 1996. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of October 31, 1996, the results of its operations, the changes in its net assets and its supplementary data for the period from the start of business, December 1, 1995, to October 31, 1996, in conformity with generally accepted accounting principles.

                                                     DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
NOVEMBER 29, 1996

------------------------------------------------------------------------------
                            INVESTMENT MANAGEMENT

VANCE SANDERS      OFFICERS AND STAFF   INDEPENDENT TRUSTEES
EXCHANGE FUND
24 Federal Street  LANDON T. CLAY       DONALD R. DWIGHT
Boston, MA 02110   President, Trustee   President, Dwight
                                        Partners, Inc.
                   JAMES B. HAWKES      Chairman, Newspapers of
                   Vice President       New England, Inc.

                   JAMES L. O'CONNOR    SAMUEL L. HAYES, III
                   Treasurer            Jacob H. Schiff
                                        Professor of
                   THOMAS OTIS          Investment Banking,
                   Clerk                Harvard University
                                        Graduate School of
                                        Business Administration

                                        NORTON H. REAMER
                                        President and Director,
                                        United Asset
                                        Management Corporation

                                        JOHN L. THORNDIKE
                                        Director, Fiduciary
                                        Company Incorporated

                                        JACK L. TREYNOR
                                        Investment Adviser and
                                        Consultant

                   --------------------------------------------

TAX-MANAGED        OFFICERS             INDEPENDENT TRUSTEES
GROWTH PORTFOLIO
24 Federal Street  LANDON T. CLAY       DONALD R. DWIGHT
Boston, MA 02110   President, Trustee   President, Dwight
                                        Partners, Inc.
                   JAMES B. HAWKES      Chairman, Newspapers of
                   Vice President       New England, Inc.

                   DUNCAN W. RICHARDSON SAMUEL L. HAYES, III
                   Vice President and   Jacob H. Schiff
                   Portfolio Manager    Professor of
                                        Investment Banking,
                   JAMES L. O'CONNOR    Harvard University
                   Treasurer            Graduate School of
                                        Business Administration
                   THOMAS OTIS
                   Secretary            NORTON H. REAMER
                                        President and Director,
                                        United Asset
                                        Management Corporation

                                        JOHN L. THORNDIKE
                                        Director, Fiduciary
                                        Company Incorporated

                                        JACK L. TREYNOR
                                        Investment Adviser and
                                        Consultant

                   INVESTMENT ADVISER OF TAX-MANAGED GROWTH PORTFOLIO Boston Management and Research
                   24 Federal Street
                   Boston, MA 02110

                   ADMINISTRATOR OF VANCE SANDERS EXCHANGE FUND, INC. Eaton Vance Management
                   24 Federal Street
                   Boston, MA 02110

                   CUSTODIAN
                   Investors Bank & Trust Company
                   89 South Street
                   P.O. Box 1537
                   Boston, MA 02205-1537

                   TRANSFER AND DIVIDEND DISBURSING AGENT
                   First Data Investor Services Group
                   Attn: Eaton Vance Funds
                   P.O. Box 5123
                   Westborough, MA 01581-5123

                   INDEPENDENT AUDITORS
                   Deloitte & Touche LLP
                   125 Summer Street
                   Boston, MA 02110